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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 7, 2003

                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

     Delaware              1-13605                       36-4193304
-------------------        -------                       ----------
(State or other           (Commission File Number)       (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)



1695 Larkin Avenue, Elgin, Illinois                      60123
-----------------------------------                      -----
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (847) 741-3900
                                                    --------------








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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS
         ---------------------------------------

      Exhibit 99.1    Press Release Dated August 7, 2003

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

      On August 7, 2003, EFC Bancorp, Inc. announced that it has been named to the FSB 100, a compilation by FORTUNE SMALL BUSINESS magazine of the nation's fastest-growing publicly held small businesses. The press release announcing EFC Bancorp, Inc.'s naming to the FSB 100 is filed as Exhibit 99.1 and incorporated herein by reference.








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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EFC BANCORP, INC.




Date: August 8, 2003                    By: /s/ James J. Kovac
                                            ------------------------------------
                                            James J. Kovac
                                            Executive Vice President and
                                            Chief Financial Officer